SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. )


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           WESTAMERICA, BANCORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)   Title of each class of securities to which transactions applies:

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(2)   Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                               [GRAPHIC OMITTED]



                               1108 Fifth Avenue
                         San Rafael, California 94901



                                March 17, 1999


To Our Shareholders:

     The Annual Meeting of Shareholders of Westamerica Bancorporation will be held at 2:00 p.m. on Wednesday, April 21, 1999, at the Fairfield Center for Creative Arts, 1035 West Texas Street, Fairfield, CA, as stated in the formal notice accompanying this letter. We hope you will plan to attend.

     At the Annual Meeting, the shareholders will be asked to elect directors and to approve the selection of independent auditors.

     Please sign and return the enclosed proxy as promptly as possible so that your shares may be represented at the Annual Meeting. If you attend, you may vote in person even though you previously returned your proxy.

     We look forward to seeing you at the Annual Meeting on Wednesday, April 21, 1999, in our new location at the Fairfield Center for Creative Arts, Fairfield, California.




                                        Sincerely,


                                        /s/ David L. Payne


                                        DAVID L. PAYNE
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                          WESTAMERICA BANCORPORATION
                               1108 Fifth Avenue
                         San Rafael, California 94901

                                 ------------


           Notice of Annual Meeting of Shareholders--April 21, 1999


To the Shareholders of WESTAMERICA BANCORPORATION:

     The Annual Meeting of Shareholders will be held at the Fairfield Center for Creative Arts, Fairfield, California, on Wednesday, April 21, 1999, at 2:00 p.m. for the purpose of:

       1. Electing 13 directors;

       2. Approving the selection of independent auditors for 1999; and

       3. Transacting such other business as may properly come before the Annual Meeting.

     Shareholders of record at the close of business on February 26, 1999, are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. You are cordially invited to attend the Annual Meeting. If you do not expect to be present, please complete, sign and date the accompanying proxy and mail it at once in the enclosed envelope. No postage is necessary if mailed within the United States.

     Westamerica Bancorporation's Annual Report for the fiscal year ended December 31, 1998 is enclosed. The Annual Report contains financial and other information about the activities of Westamerica Bancorporation, but it is not to be deemed a part of the proxy soliciting materials.



                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Kris Irvine

                                        Kris Irvine
                                        Assistant Corporate Secretary


Dated: March 17, 1999

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT


  YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
GENERAL .....................................................................  1
ELECTION OF DIRECTORS .......................................................  2
CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES
     OF THE BOARD ...........................................................  4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ..............  5
EXECUTIVE COMPENSATION ......................................................  7
OTHER ARRANGEMENTS ..........................................................  9
BOARD COMPENSATION COMMITTEE REPORT ......................................... 10
TOTAL RETURN PERFORMANCE CHART .............................................. 12
APPROVAL OF AUDITORS ........................................................ 12
OTHER MATTERS ............................................................... 13

                          WESTAMERICA BANCORPORATION
                               1108 Fifth Avenue
                         San Rafael, California 94901

                                 ------------

                                PROXY STATEMENT

                                 March 17, 1999

                                 ------------

                                    GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Westamerica Bancorporation (the "Corporation") for use at the Annual Meeting of Shareholders to be held at 2:00 p.m., Wednesday, April 21, 1999, at the Fairfield Center for Creative Arts, Fairfield, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Meeting"). This proxy statement and proxy are being mailed to shareholders on or about March 17, 1999.

     Voting Rights and Vote Required. Shareholders of record of the Corporation's common stock at the close of business on February 26, 1999, the record date, are entitled to vote at the Meeting. On that date, approximately 39,536,464 shares of the Corporation's common stock were outstanding. The determination of shareholders entitled to vote at the Meeting and the number of votes to which they are entitled was made on the basis of the Corporation's records as of the record date.

     Each share is entitled to one vote, except that with respect to the election of directors, a shareholder may cumulate votes as to candidates nominated prior to voting if any shareholder gives notice of intent to cumulate votes at the Meeting prior to the voting. If any shareholder gives such notice, all shareholders may cumulate their votes for nominees. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or distribute them in any manner among as many nominees as desired.

     In the election of directors, the 13 nominees receiving the highest number of votes will be elected. Approval of the selection of the independent auditors will require the affirmative vote of a majority of the shares represented and voting at the Meeting. Abstentions will not count as votes in favor of the election of directors or any of the other proposals.

     Quorum. A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. Shares which abstain from voting and "broker non-votes" (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will be counted for purposes of determining a quorum only.

     Voting of Proxies. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with the shareholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted to approve the selection of KPMG LLP as independent auditors. When exercising the powers granted to proxy holders under the caption "ELECTION OF DIRECTORS," the shares will be voted for the election of directors in the manner described therein.

     The Board knows of no matters to be brought before the Meeting other than the election of directors and the selection of independent auditors for 1999. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed form of proxy to vote such proxy on such matters in accordance with their best business judgment.

     Revocability of Proxy. The delivery of the enclosed proxy does not preclude the shareholder delivering the proxy from voting in person or changing the proxy should the shareholder so desire. The proxy may be revoked by a written directive to the Corporation, by another proxy subsequently executed and presented at the Meeting at any time prior to the actual voting or by attendance and voting at the Meeting.

     Shareholder Proposals. To be considered for inclusion in the Corporation's proxy statement for next year's annual meeting, shareholder proposals must be received at the Corporation's executive offices at 1108 Fifth Avenue, San Rafael, California 94901, no later than November 18, 1999.


                              ELECTION OF DIRECTORS

     The number of directors of the Board to be elected at the Meeting to hold office for the ensuing year and until their successors are elected and qualified is 13. It is the intention of the proxy holders named in the enclosed proxy to vote such proxied (except those containing contrary instructions) for the 13 nominees named below. The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the Meeting, the proxy holders reserve the right to substitute another person as nominee and vote for such person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

     Nominees. The nominees for election to the office of director of the Board are named and certain information with respect to them is given below. The information has been furnished to the Corporation by the respective nominees.
All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.

                                                                                                Director
Name of Nominee                                   Principal Occupation                           Since
---------------------------   ---------------------------------------------------------------   ----------
Etta Allen ................     Mrs. Allen, born in 1929, is President and owner of Allen         1988
                                Heating and Sheet Metal of Greenbrae, California, and
                                President and owner of Sunny Slope Vineyard, Glen Ellen,
                                California.

Louis E. Bartolini ........     Mr. Bartolini, born in 1932, retired in 1988 as a Vice            1991
                                President and financial consultant with Merrill Lynch, Pierce,
                                Fenner & Smith, Inc. He currently devotes some of his time to serving on various community service boards.

Don Emerson ...............     Mr. Emerson, born in 1928, was President of Calso Company         1979
                                (the holding company that owns the formula and name
                                "Calso Water," a carbonated mineral water) through 1981.
                                He presently devotes his time to personal investments.

Louis H. Herwaldt .........     Mr. Herwaldt, born in 1932, is Chief Executive Officer of         1997
                                Herwaldt Automotive Group, Inc. Prior to 1996, Mr.
                                Herwaldt had been President of Herwaldt Oldsmobile-GMC
                                Truck since 1969, President of Saturn of Fresno since 1991, and President of Herwaldt Motors since 1993. Mr. Herwaldt
                                served as a director of ValliCorp Holdings, Inc., which
                                merged with and into the Corporation in 1997.

                                                                                                   Director
Name of Nominee                                      Principal Occupation                           Since
-----------------------------   ----------------------------------------------------------------   ----------
Arthur C. Latno, Jr. ........    Mr. Latno, born in 1929, was an Executive Vice President for        1985
                                 Pacific Telesis Group (formerly Pacific Telephone Co.) in San
                                 Francisco, California. Mr. Latno retired from that company in November of 1992. He currently devotes some of his time to serving on various community service boards.

Patrick D. Lynch ............    Mr. Lynch, born in 1933, currently serves as a consultant to        1986
                                 several private high technology firms.

Catherine Cope                   Ms. MacMillan, born in 1947, is President and owner of The          1985
 MacMillan ..................    Firehouse Restaurant in Sacramento, California.

Patrick J. Mon Pere .........    Mr. Mon Pere, born in 1931, is the owner and President/Chief        1997
                                 Executive Officer of Patrick James Inc., a men's retail clothing firm. Mr. Mon Pere served as a director of ValliCorp Holdings,
                                 Inc., which merged with and into the Corporation in 1997.

Ronald A. Nelson ............    Mr. Nelson, born in 1942, was Vice President of Charles M.          1988
                                 Schulz Creative Associates, a general partner in various
                                 Schulz partnerships and trustee for various Schulz trusts and the Schulz foundation through 1995. He now devotes his time to personal investments.

Carl R. Otto ................    Mr. Otto, born in 1946, is the President and Chief Executive        1992
                                 Officer of John F. Otto, Inc., a general contracting firm in
                                 Sacramento, California.

David L. Payne ..............    Mr. Payne, born in 1955, is the Chairman of the Board, President    1984
                                 and Chief Executive Officer of the Corporation. Mr.
                                 Payne is President and Chief Executive Officer of Gibson
                                 Printing and Publishing Company and Gibson Radio and
                                 Publishing Company, which are newspaper, commercial
                                 printing and real estate investment companies headquartered in Vallejo, California.

Michael J. Ryan, Jr. ........    Mr. Ryan, born in 1930, has been involved in Ryan Farms, a          1997
                                 diversified farming venture, as well as investments and real estate since 1957. Mr. Ryan served as a director of ValliCorp
                                 Holdings, Inc., which merged with and into the
                                 Corporation in 1997.

Edward B. Sylvester .........    Mr. Sylvester, born in 1936, is the President of Sylvester          1979
                                 Engineering, Inc., a civil engineering and planning firm with offices in Nevada City and Truckee, California.

                CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS
                       AND CERTAIN COMMITTEES OF THE BOARD


     The Board held a total of 13 meetings during 1998. Every director attended at least 75% of the aggregate of: (i) the 13 Board meetings or that number of Board meetings held during the period in which they served; and (ii) the total number of meetings of any Committee of the Board on which such director served.

     Committees of the Board. The Board has an Executive Committee, the members of which are D. L. Payne, Chairman, D. Emerson, A. C. Latno, Jr., P. D. Lynch and E. B. Sylvester. The Board delegates to the Executive Committee, subject to the limitations of the California General Corporation Law, any powers and authority of the Board in the management of the business and affairs of the Corporation. The Executive Committee held 12 meetings in 1998.

     The Board has an Audit Committee, the members of which are R. A. Nelson, Chairman, L. E. Bartolini, C. C. MacMillan, P. J. Mon Pere and C. R. Otto. The Audit Committee reviews with the Corporation's independent auditors and management the Corporation's accounting principles, policies and practices and its reporting policies and practices. The Audit Committee reviews with the independent auditors the plan and results of the auditing engagement and reviews the scope and results of the procedures of the Corporation's Internal Audit Department. The Audit Committee conducts investigations of the adequacy of the Corporation's internal accounting procedures and reviews the results of such investigations with the Corporation's internal audit staff and with the Board. The Audit Committee reviews the reports of examinations conducted by bank regulatory authorities. The Audit Committee held five meetings in 1998.

     The Board has an Employee Benefits and Compensation Committee, the members of which are P. D. Lynch, Chairman, E. Allen, D. Emerson, R. A. Nelson and M.
J. Ryan, Jr. The Employee Benefits and Compensation Committee administers and carries out the terms of the Corporation's employee stock option plans as well as the tax deferred savings and retirement and profit-sharing plans. The Employee Benefits and Compensation Committee administers the Corporation's compensation programs and reviews and recommends to the Board the compensation level for the executive officers of the Corporation and its subsidiaries. The Employee Benefits and Compensation Committee also reviews the performance of and recommends promotions for the executive officers of the Corporation. The Employee Benefits and Compensation Committee held five meetings in 1998.

     The Board has a Nominating Committee for the election of directors, the members of which are D. L. Payne, Chairman, D. Emerson, A. C. Latno, Jr., P. D. Lynch and E. B. Sylvester. The Nominating Committee is responsible for reviewing the fees paid to directors for attendance at Board and Committee meetings and making recommendations with respect thereto. The Nominating Committee will consider shareholder nominations for election to the Board submitted in accordance with section 2.14 of the Bylaws of the Corporation ("Section 2.14").
Section 2.14 requires that nominations be submitted in writing to the Secretary (or Assistant Secretary) of the Corporation within not less than 14 days nor more than 50 days prior to any meeting at which directors will be elected and that nominations contain certain specified information regarding the nominee and the nominating shareholder. Nominations not made in accordance with Section 2.14 may be disregarded by the chairperson of the Meeting in his or her sole discretion. The Nominating Committee held one meeting in 1998.

     The Board has a Loan and Investment Committee,  the members of which are E.
B. Sylvester, Chairman, E. Allen, L. H. Herwaldt, A. C. Latno, Jr. and C. C. MacMillan. The Loan and Investment Committee is responsible for reviewing major loans and investment policies and for monitoring the activities related to the Community Reinvestment Act. The Loan and Investment Committee held 12 meetings in 1998.

     Directors' Fees. During 1998, directors of the Corporation received an annual retainer of $14,000. Each director received $1,000 for each meeting of the Board that he or she attended.

     During 1998, each nonemployee director received $500 for each Committee meeting of the Board attended. The Chairman of each Committee received an additional $250, for a total of $750, for each Committee meeting attended. The Chairman of the Board, D. L. Payne, is compensated as an employee and did not receive an annual retainer or directors' fees.

     Indebtedness of Directors and Management. Certain of the directors, executive officers and their associates have had banking transactions with subsidiaries of the Corporation in the ordinary course of business. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other unfavorable features.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     Security Ownership of Certain Beneficial Owners. To the best knowledge of the Corporation, as of the date of this proxy statement, no person or entity was the beneficial owner of more than 5% of the Corporation's outstanding shares. For the purpose of this disclosure and the disclosure of ownership of shares by management below, shares are considered to be "beneficially" owned if the person, directly or indirectly, has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of February 26, 1999.

     Security Ownership of Directors and Management. The following table shows the number of common shares and the percentage of the common shares beneficially owned (as defined above) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the four other most highly compensated executive officers during 1998 and by all directors and executive officers of the Corporation as a group as of February 26, 1999.

                                            Amount and Nature of Beneficial Ownership
                                ---------------------------------------------------------------
                                   Sole        Shared Voting        Right to
                                Voting and          and          Acquire Within                     % of
                                Investment      Investment         60 Days of                     Shares of
             Name                 Power            Power         Feb 26,1999(1)       Total        Class(2)
------------------------------- ------------   ---------------   ----------------   -----------   -----------
Etta Allen(3) .................      10,677                                             10,677         *
Louis E. Bartolini ............       1,800                                              1,800         *
Don Emerson ...................      67,650                                             67,650         *
Louis H. Herwaldt .............      30,000                                             30,000         *
Arthur C. Latno, Jr.(4) .......       3,166                                              3,166         *
Patrick D. Lynch ..............       1,200                                              1,200         *
Catherine Cope MacMillan(5) ...       1,800                                              1,800         *
Patrick J. Mon Pere ...........     220,829                            9,909           230,738         .1%
Ronald A. Nelson ..............      40,000                                             40,000         *
Carl R. Otto ..................       6,000                                              6,000         *
David L. Payne(6) .............     607,095        11,075            400,630         1,018,800        2.6%
Michael J. Ryan, Jr.(7) .......      56,885                            9,387            66,272         *
Edward B. Sylvester ...........      81,690                                             81,690         *
Jennifer J. Finger ............          76           286              4,290             4,652         *
Robert W. Entwisle(8) .........       7,335            26            123,340           130,701         *
Hans T. Y. Tjian(9) ...........      89,261        16,221            119,520           225,327         .1%
Charles L. Fritz ..............           0             0             49,950            49,950         *
All 21 Directors and Executive
 Officers as a Group ..........   1,301,938        43,886            864,515         2,210,339        5.5%

                                                  (Footnotes on following page.)

                                        5

------------
* Indicates that the percentage of the outstanding shares beneficially owned is less than one percent (1%).

(1) During 1996, the Corporation adopted the Westamerica Bancorporation Deferral Plan which allows recipients of restricted performance shares to defer income into succeeding years. Includes restricted performance shares vested as of March 31, 1999, whether or not deferred by the executive into the Westamerica Bancorporation Deferral Plan.

(2) In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3)  Includes 10,350 shares held in a trust as to which Mrs. Allen is trustee.

(4) Includes 1,200 shares owned by Mr. Latno's wife, as to which Mr. Latno disclaims beneficial ownership.

(5)  Includes 900 shares held in a trust as to which Ms. MacMillan is trustee.

(6) Includes 528,837 shares owned by Gibson Radio and Publishing Company, of which Mr. Payne is President and Chief Executive Officer, as to which Mr. Payne disclaims beneficial ownership.

(7) Held in a trust, as to which Mr. Ryan is co-trustee with sole voting and investment power.

(8) Includes 5,805 shares held in a trust as to which Mr. Entwisle is co-trustee with sole voting and investment power.

(9) Held in a trust, as to which Mr. Tjian is co-trustee with sole voting and investment power.


             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors and executive officers and persons who own 10% or more of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Such persons are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, except with respect to Patrick J. Mon Pere.

     During 1998, Mr. Mon Pere inadvertently failed to timely file a report on a Form 4 concerning a purchase for Patrick James, Inc. employee retirement plan effective October 28, 1998. This transaction was reported on a Form 4 filed in February 1999.

                            EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation of the Corporation's Chief Executive Officer and the four other most highly compensated executive officers for services in all capacities to the Corporation, Westamerica Bank ("WAB") and other subsidiaries during 1998, 1997 and 1996:


                           SUMMARY COMPENSATION TABLE

                                      Annual Compensation                   Long-Term Compensation
                         ---------------------------------------------   -----------------------------
        Name and                                                          Restricted      Securities
       Principal                                                            Stock         Underlying         All Other
        Position         Year      Salary      Bonus(1)     Other(2)     Awards(3)(4)     Options(3)      Compensation(5)
------------------------ ------   ----------   ----------   ----------   --------------   ------------   -----------------
David L. Payne,          1998     $272,016     $300,000       $ 1,089      $       0        192,090        $   32,391(6)
Chairman,                1997      272,016      300,000         1,200              0         96,000            32,743(6)
President & CEO          1996      272,016      260,000             0              0         94,650            32,880(6)

Jennifer J. Finger(7),   1998     $129,988     $ 86,600       $     0      $       0              0        $   27,816(8)
SVP & CFO                1997       42,915       28,800             0              0              0             3,473(8)

Robert W. Entwisle,      1998     $134,280     $ 75,500       $13,089      $ 135,979         23,220        $   18,511
SVP                      1997      134,280       72,300        13,096        120,698         25,800            18,354
                         1996      134,280       66,200        12,000        127,531         25,500            17,385

Hans T. Y. Tjian,        1998     $130,008     $ 74,200       $12,000      $ 121,666         20,910        $   20,255
SVP                      1997      130,008       75,600        12,000        108,570         23,250            19,850
                         1996      130,008       68,200        12,000        113,619         22,950            18,237

Charles L. Fritz(9),     1998     $120,960     $ 66,600       $12,000      $ 121,666         20,910        $   20,749
EVP & CCO                1997      120,960       66,700        12,000        108,570         23,250            20,522
                         1996      120,960       60,200        12,000        113,619         22,950            18,905

------------

(1)  Includes bonuses in the year in which they were earned.

(2) Includes monthly auto allowance for each individual and the amount of any taxable perquisites.

(3) The Corporation grants restricted performance shares and stock options in the first quarter of each year based on corporate performance in the prior calendar year. As with all outstanding shares of common stock, dividends are paid on vested restricted performance shares. At December 31, 1998 these individuals held the following unvested restricted performance shares with the following fair market values, based on a price of $36.75 per share: Finger (1,470 shares valued at $48,201); Entwisle (18,510 shares valued at $680,243); Tjian (16,560 shares valued at $608,580) and Fritz (16,560 shares valued at $608,580). The following table sets forth the restricted performance share grants which were made on the following dates to the named individuals:

                                 Jan. 24, 1996    Jan. 22, 1997    Jan. 21, 1998
                                 Market Price:    Market Price:    Market Price:
                                  $15.46/Share     $19.25/Share     $32.79/Share
                                 ---------------  ---------------  -------------
       David L. Payne .........           0                0                0
       Jennifer J. Finger .....           0                0            1,470
       Robert W. Entwisle .....       8,250            6,270            3,990
       Hans T. Y. Tjian .......       7,350            5,640            3,570
       Charles L. Fritz .......       7,350            5,640            3,570

     Mr. Payne's 1995, 1996 and 1997 restricted performance shares were canceled by the Employee Benefits and Compensation Committee on October 22, 1997, with Mr. Payne's consent, in exchange for Mr. Payne receiving the right to receive a nonqualified pension from the Corporation at age 55. See "Other Arrangements Pension Agreement."

                                        7

(4) Restricted performance share grants based on corporate performance in 1998 were made on January 26, 1999 (on which date the market price was $34.5625 per share) to the named individuals as follows: Payne--0; Finger--3,870; Entwisle--3,480; Tjian--3,140; and Fritz--3,140.

(5) Includes 1998 matching contributions made by the Corporation under the Tax Deferred Savings/Retirement Plan ("ESOP") for the accounts of Messrs. Payne, Entwisle, Tjian and Fritz and Ms. Finger in the amount of:
     Payne--$0;    Finger--$9,553;    Entwisle--$9,600;    Tjian--$9,564;    and
     Fritz--$9,600; and includes 1998 contributions made by the Corporation under the profit Sharing/Retirement Plan for the accounts of Messrs. Payne, Entwisle, Tjian and Fritz, and Ms. Finger of: Payne--$7,200; Finger--$7,165; Entwisle--$7,200; Tjian--$7,200; and Fritz--$7,200; and
     includes 1998 insurance premiums paid by the Corporation for the accounts of Messrs. Payne, Entwisle, Tjian and Fritz and Ms. Finger in the amounts of: Payne--$1,008; Finger--$428; Entwisle--$1,711; Tjian--$3,491; and
     Fritz--$3,949.

(6) Includes the dollar value of the benefit to Mr. Payne of the remainder of the premium payable by the Corporation with respect to a split dollar life insurance policy for Mr. Payne (projected on an actuarial basis) in the amounts of $23,140, $21,987 and $21,411 for 1996, 1997 and 1998,
     respectively; and bonus paid to Mr. Payne which he used to pay his portion of split dollar life insurance premiums in the amounts of $2,357, $2,548 and $2,772 for 1996, 1997 and 1998, respectively.

(7)  Ms. Finger began her employment in September 1997.

(8)  Includes  relocation expenses  of  $10,670  in 1998 and $3,330 in 1997.

(9) Mr. Fritz retired effective December 31, 1998, but pursuant to an agreement will continue to receive compensation through approximately April 1, 1999.

     The following table describes stock options that were granted pursuant to the Westamerica Bancorporation 1995 Stock Option Plan (the "1995 Stock Option Plan") to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers in the fiscal year ended December 31, 1998. All of these grants were made on January 21, 1998, based on achievement of 1997 corporate performance objectives.


                       OPTION GRANTS IN LAST FISCAL YEAR

                          Number             Percent
                       of Securities         of Total                                         Grant
                        Underlying        Options Granted                                      Date
                          Options        to All Employees      Exercise      Expiration      Present
         Name           Granted(1)        in Fiscal Year        Price           Date         Value(2)
---------------------- ---------------   ------------------   ------------   ------------   ------------
David L. Payne .......    192,090                32%           $ 32.79167     1/21/2008      $1,608,370
Jennifer J. Finger ...     12,870                 2              32.79167     1/21/2008         107,760
Robert W. Entwisle ...     23,220                 4              32.79167     1/21/2008         194,421
Hans T. Y. Tjian .....     20,910                 3              32.79167     1/21/2008         175,079
Charles L. Fritz .....     20,910                 3              32.79167     1/21/2008         175,079

------------

(1) All options are nonqualified stock options which vest ratably over a three-year period commencing one year after the grant date. All options have an exercise price equal to the market value on the date of grant. The terms of all of the Corporation's stock option plans provide that options may become exercisable in full in the event of a change of control as defined in each stock option plan.

(2) A Modified Roll option pricing model using standard assumptions, including 14.0% annual dividend growth, a risk-free rate equal to the six-year U.S. Treasury yield of 5.43%, volatility of 20.00% and a six-year maturity was used to derive the per share option value of $8.37.

     The following table sets forth the stock options exercised in 1998 and the December 31, 1998 unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers.


                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                            AND DECEMBER 31, 1998 OPTION VALUES


                                                              Number of Securities
                                                             Underlying Unexercised             Value of Unexercised
                                                                   Options at                   In-The-Money Options
                                                                December 31, 1998              at December 31, 1998(1)
                              Shares                     -------------------------------   -----------------------------
                             Acquired        Value
           Name             on Exercise     Realized     Exercisable     Unexercisable     Exercisable      Unexercisable
--------------------------- -------------   ----------   -------------   ---------------   -------------   ---------------
David L. Payne ............  43,450         $714,066       273,050          287,640        $10,034,588      $10,570,770
Jennifer J. Finger ........     --               --            --            12,870                --           472,973
Robert W. Entwisle ........     --               --        102,850           48,920          3,779,738        1,785,580
Hans T. Y. Tjian ..........     --               --        104,800           44,060          3,851,400        1,619,205
Charles L. Fritz ..........     --               --         81,400           44,060          2,991,450        1,619,205

------------

(1)  Based on the closing price of the Corporation's Common Stock of $36.75 per share on December 31, 1998.



                               OTHER ARRANGEMENTS


Certain Employment Contracts

     WAB entered into an employment agreement with Mr. Entwisle, dated January 7, 1987, with an annual base salary of $134,280. The agreement is "evergreen" in the sense that the term of the agreement is automatically extended for one additional month upon completion of each additional month of employment unless WAB gives Mr. Entwisle one year's notice of intent to terminate.

     WAB may terminate Mr. Entwisle's employment without cause and Mr. Entwisle may terminate his employment for "good reason," as defined in the agreements. Under such circumstances, however, Mr. Entwisle would be entitled to severance pay equal to the sum of: (i) one time his base salary; (ii) his maximum bonus(es) had he remained employed one additional year past the date of termination; and (iii) an amount equal to his automobile allowance for the one year preceding the date of termination. The agreement with Mr. Entwisle provides for the payment of liquidated damages upon termination of employment by WAB without cause or termination by Mr. Entwisle for "good reason." Under the terms of the agreement, the amount of liquidated damages is reduced by any severance pay received by Mr. Entwisle and he is under a duty to mitigate his damages.

     Hans T. Y. Tjian accepted a position with WAB as Senior Vice President and Manager of Operations and Systems Administration under the terms set forth in a letter agreement dated April 14, 1989. Under the terms of this agreement, Mr. Tjian is entitled to: (i) receive an annual salary of $130,008; (ii) receive a car allowance of $1,000 per month; (iii) participate in WAB's executive bonus plan; (iv) participate in the Corporation's Stock Option Plan; and (v) vacation leave. In addition, Mr. Tjian is entitled to receive severance pay equal to his annual base salary for one year if his position is eliminated as a result of a change of control.


Pension Agreement

     During 1997, the Corporation entered into a nonqualified pension agreement ("Pension Agreement") with Mr. Payne in consideration of Mr. Payne's agreement that restricted performance shares granted in 1995, 1996 and 1997 would be canceled. The pension is calculated as a percentage of Mr. Payne's three year average compensation (salary and bonus) preceding the earlier of retirement or age 55. The percentage will be determined by the Employee Benefits and Compensation Committee (the "Committee") in 2000 based on the Corporation's achievement of certain performance goals as follows:

   * In 1998 the Committee determined that the Corporation had achieved the performance goals established for Mr. Payne's 1995 restricted performance shares that were canceled. Under the terms of the Pension Agreement the annual pension will be no less than $190,572. In January 1999 the Committee determined that the Corporation had achieved the performance goals established for Mr. Payne's 1996 restricted performance shares that were canceled. Thus, under the terms of the Pension Agreement Mr. Payne's annual pension will be increased by no less than an additional $163,503 resulting in an annual pension of no less than $354,075.

   * If the Committee determines in 2000 that the Corporation has achieved the performance goals established for Mr. Payne's 1997 restricted performance shares that were canceled, the annual pension will be increased by no less than an additional $157,870 per year.

     Mr. Payne's pension will vest ratably based on his continuous employment through December 31, 2002, with accelerated vesting in the event of death, disability, termination without cause or termination as a result of a Change of Control (as defined in the 1995 Stock Option Plan). Mr. Payne will forfeit any unvested portion of his pension upon termination of employment. The vested portion of the pension will be paid to Mr. Payne as a 20-year certain pension commencing at age 55. The minimum amounts set forth in the section above for 1999 and 2000 are indeterminate at this time, but the actual amounts could be higher than the minimums set forth.

     As part of the pension agreement, if Mr. Payne becomes subject to an excise tax as a result of the accelerated vesting of the pension in connection with a Change of Control, Mr. Payne will also receive a cash payment equal to the sum of (i) the portion of any excise tax due attributable to the vested pension in excess of the portion of any excise tax that would be due if Mr. Payne's restricted performance shares had not been canceled, and (ii) the amount necessary to restore Mr. Payne to the same after-tax position as if no such excise tax had been imposed.


                       BOARD COMPENSATION COMMITTEE REPORT

     The Board, operating through its Employee Benefits and Compensation Committee, has established an executive compensation program and determines annual compensation for executives based on performance. This executive compensation program and annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation which can provide additional compensation if established performance measures are achieved. This additional compensation can be in the form of short-term annual cash bonuses, long-term stock options and long-term restricted performance shares.

     As described in the Summary Compensation Table above, each named executive officer receives a monthly base salary, and is eligible to receive an annual cash bonus, an annual grant of stock options and an annual grant of restricted performance shares. Corporate performance measures are established each year based on the Corporation's objectives. The extent to which these objectives are achieved determines if the annual option grants and restricted performance share grants will be made and the amount of such grants. Achievement of these annual performance measures also determines between 55% and 80% of the annual cash bonus to be paid to each named executive, with the remaining 45% and 20% determined by individual and division performance.

     Corporate performance measures for 1998, which determined January 1999 cash bonuses, option grants and restricted performance share grants, were to:

     * reach target levels of return on equity, return on assets and earnings per share;

     * maintain credit quality measures at established levels;

     * hold   noninterest   expenses   below  a  specified  level  and  maintain
       satisfactory audit results; and

     * improve assets per employee and revenues per employee to specified levels.

     Corporate performance measures for 1997, which determined January 1998 cash bonuses, and option grants, were to:

     * reach target levels of return on equity, return on assets and earnings per share;

     * complete the acquisition of ValliCorp Holdings, Inc. and Valliwide Bank, and assimilate their employees and operations into WAB;

     * maintain credit quality measures at established levels;

     * hold   noninterest   expenses  below  a  specified   level  and  maintain
       satisfactory audit results; and

     * improve assets per employee and revenues per employee to specified levels.

     Additional corporate performance objectives for a three-year period are established by the Employee Benefits and Compensation Committee to accompany each grant of restricted performance shares. Whether each grant vests three years following the date of grant is determined by achievement of these preestablished, three-year performance objectives.

     The Chief Executive Officer's base salary in 1998 of $272,016 was established at a level judged to be competitive with comparable positions at other financial institutions. The Chief Executive Officer's $300,000 bonus earned in 1998 (included in the Summary Compensation Table listed above) of which $150,000 was paid in January of 1999 and $150,000 to be paid in June of 1999, was related 80% to the achievement of the 1998 corporate goals listed above and 20% to the achievement of individual management goals. The Chief Executive Officer's receipt, pursuant to the 1995 Stock Option Plan, of 192,090 nonqualified stock options in January 1999 was related to achievement of the 1998 performance measures listed above. Individual management goals achieved in 1998 included satisfactory results from regulatory examinations, satisfactory internal controls and satisfactory progress on acquisitions. Compared to the 1998 corporate objectives listed above, the Corporation:

     * exceeded its profitability objectives;

     * improved credit quality measures to better than established levels;

     * outperformed noninterest expense and control goals; and

     * improved efficiency measures to better than targeted levels.

     The Chief Executive Officer's receipt, pursuant to the 1995 Stock Option Plan of 192,090 nonqualified stock options in January 1998 was related to achievement of the 1997 corporate performance measures listed above. Compared to the 1997 corporate objectives listed above, the Corporation:

     * met its targeted profitability objectives;

     * successfully  completed the  acquisition of ValliCorp  Holding,  Inc. and
       Valliwide  Bank,  and  successfully   assimilated   their  employees  and
       operations;

     * improved credit quality measures to better than established levels;

     * outperformed noninterest expense and control goals; and

     * improved efficiency measures to better than targeted levels.

     During 1997, the Corporation and Mr. Payne agreed to the grant of a nonqualified pension in exchange for the cancellation of Mr. Payne's 1995, 1996 and 1997 restricted performance shares because the pension, with the longer vesting schedule, provides the corporation with a better retention device and Mr. Payne will receive a level stream of income for 20 years.

     Other.  In 1993,  the  Internal  Revenue  Code  ("IRC")  was amended to add section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to certain of the Corporation's highest paid executives. The Corporation intends generally to qualify compensation paid to executive officers for deductibility under the IRC, including section 162(m), but reserves the right to pay compensation that is not deductible under section 162(m).

     The Employee Benefits and Compensation Committee believes that the foregoing compensation programs and policies provide competitive levels of compensation, encourage long-term performance and promote management retention while further aligning shareholders' and managements' interests in the performance of the Corporation and the Corporation's Common Stock.

     Members of the Employee Benefits and Compensation Committee as of January 25, 1999 are: P. D. Lynch, Chairman, E. Allen, D. Emerson, R. A. Nelson and M.
J. Ryan, Jr.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                   Period Ending
                             ---------------------------------------------------------
Index                       12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
--------------------------------------------------------------------------------------
Westamerica Bancorporation    100.00    111.54    165.63    225.34    405.18    444.10
S&P 500                       100.00    101.32    139.39    171.26    228.42    293.69
Western Bank Monitor          100.00    103.32    147.54    182.99    335.73    352.51


(1) Assumes $100 invested on December 31, 1993 in the Corporation's Common Stock, the S&P 500 composite stock index and SNL Securities' Western Bank Monitor index, with reinvestment of dividends.

(2)  Source: SNL Securities.


                              APPROVAL OF AUDITORS

     The Board has selected KPMG LLP as independent auditor for the Corporation for the 1999 fiscal year, subject to the approval of the shareholders. KPMG LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of KPMG LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                  OTHER MATTERS

     Management of the Corporation does not know of any matters to be presented at the Meeting other than those specifically referred to herein. If any other matters should properly come before the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

     For a matter to be properly  brought  before the Meeting by a  shareholder, section 2.02 of the Corporation's Bylaws ("Section 2.02") provides that the shareholder must deliver or mail a written notice to the Secretary (or Assistant Secretary) of the Corporation not less than 14 days nor more than 50 days prior to the Meeting. Section 2.02 also provides that the notice must set forth as to each matter that the shareholder proposes to bring before the Meeting a brief description of the business desired to be brought before the Meeting and the reasons for conducting such business at the Meeting, the name and residence address of the shareholder proposing such business, the number of shares of the Corporation's common stock that are owned by the shareholder and any material interest of the shareholder in such business.

     The cost of the solicitation of proxies in the accompanying form will be borne by the Corporation. The Corporation has retained the services of Corporate Investor Communications, Inc. to assist in the proxy distribution at a cost not to exceed $2,000 plus reasonable out-of-pocket expenses. The Corporation will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.



                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Kris Irvine

                                        Kris Irvine
                                        Assistant Corporate Secretary


Dated: March 17, 1999

                                                                      APPENDIX A

--------------------------------------------------------------------------------
PROXY                      WESTAMERICA BANCORPORATION                      PROXY
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           WESTAMERICA BANCORPORATION

           For the Annual Meeting of Shareholders on April 21, 1999


     The undersigned holder hereby authorizes A. Latno, Jr., R. Nelson and E. Sylvester, each with full power of substitution, to represent and vote, as designated on the reverse side, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Fairfield Center for Creative Arts, Fairfield, California at 2:00 p.m. on Wednesday, April 21, 1999, upon the matters set forth on the reverse side of this Proxy and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

     This Proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR all nominees and FOR Proposal 2.

             Please Mark, Sign, Date and Mail This Proxy Promptly,
                          Using the Enclosed Envelope.

-----------------------------
  COMMENTS/ADDRESS CHANGE

                 (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                      MEETING TICKET REQUEST INSTRUCTIONS


                           Westamerica Bancorporation
                         Annual Meeting of Shareholders


                      2:00 P.M., Wednesday, April 21, 1999


                       Fairfield Center for Creative Arts
                             Fairfield, California

You can avoid registration lines by obtaining tickets in advance. If you plan to attend the Meeting, please mark the "I Plan to Attend Meeting" box on your Proxy and return it in the enclosed pre-addressed return envelope to Westamerica Bancorporation, c/o ChaseMellon Shareholder Services, Proxy Processing, Church St. Station, P.O. Box 1520, New York, NY 10277-1520. You will be mailed a ticket entitling admission for two people.


--------------------------------------------------------------------------------

Because of seating limitations, your ticket is valid for admission of up to two people. If you desire additional tickets, please call Westamerica Bancorporation at (707) 863-6809.



                     Do not return this card with your Proxy


------------------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Proposals 1 and 2.                                     Please mark         [X]
                                                                                                           your votes as
                                                                                                            indicated in
                                                                                                            this example

                                            WITHHOLD  WITHHOLD
                                              FOR       FOR
                                     FOR      ALL   INDIVIDUAL(S)                                        FOR    AGAINST    ABSTAIN

1. Election of Directors--Nominees   [  ]     [  ]      [  ]          2. Approval of Auditors             [  ]     [  ]      [  ]

01 E. Allen          08 P. Mon Pere
02 L. Bartolini      09 R. Nelson                                     I PLAN TO ATTEND  MEETING
03 D. Emerson        10 C. Otto                                   If you check  this box to the right                        [  ]
04 L. Herwaldt       11 D. Payne                                 an admission card will be sent to you.
05 A. Latno, Jr.     12 M. Ryan, Jr.
06 P. Lynch          13 E. Sylvester
07 C. MacMillan

--------------------------------
Except Nominee(s) written above

------------------------------------------------------------------------------------------------------------------------------------
                            *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW ***
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   DATE     /    /1999
                                                                                                        ----------------------------

                                                                               -----------------------------------------------------
                                                                               Signature


                                                                               -----------------------------------------------------
                                                                               Signature, if Jointly Held


                                                                               Please  sign  exactly as name  appears  hereon.  If
                                                                               acting as attorney,  executor,  trustee or in other
                                                                               representative  capacity,   please  sign  name  and
                                                                               title.  Receipt is hereby acknowledged of the Proxy
                                                                               Statement for the Meeting.

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE --

                                VOTE BY TELEPHONE


                        QUICK - - - EASY - - - IMMEDIATE


Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

* You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION #1: To vote  as  the  Board of Directors recommends on ALL proposals:
              Press 1.
--------------------------------------------------------------------------------

               When asked, please confirm your vote by Pressing 1.
--------------------------------------------------------------------------------
OPTION #2. If you choose to vote on each proposal separately,  press 0. You will hear these instructions:
--------------------------------------------------------------------------------

 Proposal 1: To vote FOR ALL  nominees,  press 1; to WITHHOLD FOR ALL  nominees, press 9.

             To WITHHOLD FOR INDIVIDUAL nominee(s), press 0 and listen to the instructions.

 Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

               When asked, please confirm your vote by Pressing 1.


--------------------------------------------------------------------------------
          PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE.
--------------------------------------------------------------------------------

* You will then be asked if you plan to attend the Meeting. If you plan to attend, press 1; you will be sent an admission card. If you do not plan to attend, press 0.

                Call - - Toll Free - - On a Touch Tone Telephone

                            1-800-840-1208 - ANYTIME
                    There is NO CHARGE to you for this call.

                                                                      APPENDIX B

--------------------------------------------------------------------------------
PROXY                      WESTAMERICA BANCORPORATION                      PROXY
                              VOTING INSTRUCTIONS
        TO THE TRUSTEE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           WESTAMERICA BANCORPORATION

           For the Annual Meeting of Shareholders on April 21, 1999


     The undersigned holder hereby authorizes and instructs the Trustee of the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan to represent and vote, as designated below, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Fairfield Center for Creative Arts, Fairfield, California at 2:00 p.m. on Wednesday, April 21, 1999 and any postponement or adjournment thereof.

     These voting instructions to the Trustee, when properly executed, will be voted as directed herein by the undersigned shareholder. If no instructions are received, the Trustee will vote all of the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. The Trustee may vote according to its discretion on any other matter which may properly come before the meeting.


      Please Mark, Sign, Date and Mail These Voting Instructions Promptly,
                          Using the Enclosed Envelope.

                 (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------

                           - FOLD AND DETACH HERE --


                               [GRAPHIC OMITTED]


                                                                  March 17, 1999
Dear Participant:


     As a participant in the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan (the "Plan"), you have an interest in the Annual Meeting of Shareholders of Westamerica Bancorporation which will be held on Wednesday, April 21, 1999 (the "Meeting"). You may direct the Trustee of the Plan how to vote all full and fractional shares of Westamerica Bancorporation stock standing to the credit of your individual account(s) (from the Supplemental Retirement Plan Account, Employer Matching Contributions and Employee Contributions) as of February 26, 1999.

     For your information, we have enclosed a copy of the Proxy Statement and the Annual Report supplied to shareholders of Westamerica Bancorporation. The enclosed Proxy Statement describes two proposals to be voted on by the shareholders of Westamerica Bancorporation at the Meeting. The Board of Directors of Westamerica Bancorporation recommends a vote FOR PROPOSALS 1 AND 2. Please instruct the Trustee how to vote on these proposals by indicating your selection on the above Proxy.

     If the Trustee does not receive written instructions from you before the close of business on April 13, 1999, it will vote all of the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. Under the terms of the Plan, with respect to fractional shares in plan accounts (from the Supplemental Retirement Plan
Account, Employer Matching Contributions and Employee Contributions), the Trustee may pool the results of instructions received from all participants to whom fractional shares have been allocated and vote such shares accordingly.

     The Trustee may also use its discretion in voting on any other business which may properly be brought before the Meeting (or any postponement or adjournment thereof) that was not specified in the Notice of Annual Meeting of Shareholders. Please instruct the Trustee how to vote your shares. A return envelope is enclosed for your convenience.

                                     Sincerely yours,

                                     /s/ Kris Irvine

                                     Kris Irvine
                                     Assistant Corporate Secretary

                                                                      APPENDIX C

  M         WESTAMERICA BANCORPORATION
  E
  E         Attn: Corporate Secretary, A-2M
  T         P.O. Box 1200
  I         Suisun City, CA 94585-1200
  N
  G



  T
  I
  C
  K
  E
  T
  E
  T